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                                                                    EXHIBIT 3.39

                            CERTIFICATE OF AMENDMENT

                                       OF

                       EQUISTAR SALT LAKE COMPANY, L.L.C.

     1. The name of the limited liability company is: EQUISTAR SALT LAKE COMPANY, L.L.C.

     2. The Certificate of Formation of the limited liability company is hereby amended as follows:

          "2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is: The Corporation Trust Company."

     3. This Certificate of Amendment shall be effective on July 1, 1998.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of EQUISTAR SALT LAKE COMPANY, L.L.C. this 24th day of June, 1998.


                                        /s/ Christopher L. Bennett
                                        --------------------------
                                        Christopher L. Bennett
                                        By: Authorized Person



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                     CERTIFICATE TO RESTORE TO GOOD STANDING

                      A Delaware Limited Liability Company

                        PURSUANT TO TITLE 6, SEC. 18-1107

    1. Name of Limited Liability Company: EquiStar Salt Lake Company, L.L.C.

    2. Date of original filing with Delaware Secretary of State; February 9,
1995.

    I, John E. Plunket, Authorized Person of the above named limited liability company, do hereby certify that this limited liability company is paying all annual taxes, penalties and interest due to the State of Delaware.

         I do hereby request this limited liability company be restored to Good Standing.


                                                       /s/ John E. Plunket
                                                       ------------------------
                                                       John E. Plunket
                                                       Authorized Person
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                            CERTIFICATE OF FORMATION

                                       OF

                       EQUISTAR SALT LAKE COMPANY, L.L.C.


          This Certificate of Formation of EquiStar Salt Lake Company, L.L.C. (the "LLC"), dated February 9, 1995 is being duly executed and filed by EquiStar Hotel Investors, L.P., as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. section 18-101, et seq.)

          FIRST. The name of the limited liability company formed hereby is EquiStar Salt Lake Company, L.L.C.

          SECOND. The address of the registered office of the LLC in the State of Delaware is c/o United Corporate Services, 15 East North Street, Dover, Delaware 19901.

          THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is United Corporate Services, 15 East North Street, Dover, Delaware 19901.

          IN WITNESS THEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                        EQUISTAR HOTEL INVESTORS, L.P.,
                                        a Delaware limited partnership,
                                        Authorized Person

                                        By: Charwell Investors, Inc.
                                            a Delaware corporation,
                                            general partner


                                            By: /s/ R. David Andrews
                                                --------------------------------
                                                Name:
                                                Title:


                                        By: CapStar Executive Investors I,
                                            L.L.C., a Delaware limited liability
                                            company, general partner


                                            By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                                             Member